                                                                   EXHIBIT 10.05
                                                                  Execution Copy


                      FIRST AMENDMENT, WAIVER AND CONSENT

          FIRST AMENDMENT, WAIVER AND CONSENT, dated as of August 16, 1995 (this "Amendment"), among SC Corporation, a Delaware corporation (the "Borrower"), the
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banks, financial institutions and other institutional lenders parties to the
Credit Agreement referred to below (collectively, the "Lenders") and Banque
                                                       -------
Nationale de Paris, New York Branch, as agent (the "Agent") for the Lenders.
                                                    -----

PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of November 23, 1994 (the "Credit Agreement"). Capitalized
                                              ----------------
terms not otherwise defined in this Amendment have the meanings specified in the Credit Agreement.

          (2) As of November 30, 1994, Wigs by Paula, Inc. merged with and into the Borrower, a wholly owned subsidiary of Specialty Catalog Corp. ("Specialty")
                                                                     ---------
and Western Schools, Inc. changed its name to SC Publishing, Inc.

          (3) The Borrower has requested that the Required Lenders consent to the following actions:

               (a) Specialty desires to reclassify its common stock into three separate classes (as indicated on Schedule I hereto), which classes will be owned in the amounts and by the persons set forth on Schedule II hereto. Specialty intends to make changes to the Shareholders Agreement and the Employment Agreements to reflect such reclassification of its common stock;

               (b) Specialty desires to amend its charter to (1) clarify that dividends on its preferred stock accrue from November 23, 1994 and (2) eliminate the mandatory redemption feature relating to its preferred stock;

               (c) the Borrower desires to amend its charter to (i) effect a 1-for-8700 reverse stock split of its common stock, (ii) clarify that dividends on its preferred stock accrue from November 23, 1994, (iii) eliminate the mandatory redemption feature relating to its preferred stock and (iv) eliminate any voting rights for such preferred stock;

               (d) the Borrower desires to open two unblocked accounts with BNP-Canada and Bank of Montreal, with the combined balances in these accounts not to exceed $200,000; and
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                                       2


               (e) the Borrower desires to amend its financial reporting obligations.

          (4) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is,
                      ------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

          (a) Section 4.01(a) is amended by adding at the end of Section 4.01(a) a new sentence, to read as follows:

               "Schedule II may be amended by the Borrower from time to time to reflect transfers of shares of Specialty stock so long as such transfers would not otherwise give rise to a Default or an Event of Default and so long as the Agent is given notice of such transfer."

          (b) Schedule II is amended to read as set forth on Schedule II hereof.

          (c) Section 5.02(f)(ii) is deleted and a new Section 5.02(f)(ii) is added, to read as follows:

               "(ii)(A) Investments in the Payroll Accounts, provided that such funds are used only to pay employees' salaries and bonuses in the ordinary course of business, (B) Investments not to exceed $200,000 in the aggregate in (x) an account with BNP-Canada (Acct. No. 19-30088-110-29) (the "Refund Account") which shall be used to issue refund
                        --------------
          checks in Canadian dollars and (y) an account with Bank of Montreal (Acct. No. ______________) (the "Mastercard Account") to process the
                                           ------------------
          Borrower's Mastercard receipts;"

          (d) Section 5.03(b) is deleted and a new Section 5.03(b) is added, to read as follows:

               "(b)  Monthly Financials.  As soon as available and in any event
                     ------------------
          within 30 days after the end of each subsequent month and within 45 days after the end of each fiscal year, Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such monthly period and Consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month, and commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in
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                                       3

          comparative form the corresponding figures for (i) the corresponding month and year-to-date period of the preceding fiscal year and (ii) the corresponding month and year-to-date period of the most recent annual forecast delivered pursuant to Section 5.03(e), all in reasonable detail and duly certified by the chief financial officer of the applicable Borrower, together with a schedule in form satisfactory to the Agent of the computations used by the Borrower in determining compliance with the covenants contained in Sections 5.02 and 5.04."

          (e) Section 5.03(d) is deleted and a new Section 5.03(d) is added, to read as follows:

               "(d)  Annual Financials.  As soon as available and in any event
                     -----------------
          within 120 days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal year, accompanied by an independent auditor's report provided by Deloitte & Touche or other independent public accountants of recognized standing acceptable to the Required Lenders, and a consolidating balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case certified by the company's Chief Financial Officer, together with (i) a certificate of Deloitte & Touche or such other accounting firm to the Lenders, stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, nothing has come to the attention of such accounting firm that has caused it to believe that the Borrower and its Subsidiaries are not in compliance with the covenants contained in Section 5.04, (ii) a schedule in form satisfactory to the Agent of the computations used by such accountants in determining, as of the end of such fiscal year, compliance with the covenants contained in Sections 5.04 and (iii) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto."

          (f) Section 6.01(l) is amended by adding a proviso at the end thereof, to read as follows:

          " ,provided, that for purposes of Section 6.01(l)(i), Class A, Class B
             --------
          and Class C shares shall constitute one class of common stock."

          SECTION 2. The Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, amended by amending Section 5(c) in full to read as follows:

          "The Borrower and Western shall maintain deposit accounts (the "Blocked Accounts"), other than (i) the accounts used by the Borrower
          -----------------
          and its Subsidiaries (including Western) solely to pay the salaries and bonuses of their employees in the ordinary course of business (such other accounts being the "Payroll Accounts"); (ii) the accounts
                                          ----------------
          in which the Borrower and Western maintain a zero balance as at the close of each Business Day (the "Zero Balance Accounts"); and (iii)
                                           ---------------------
          the Refund Account and the Mastercard Account only with banks ("Blocked Banks") that (x) have entered into letter agreements in
          ---------------
          substantially the form of Exhibit C with the Borrower or Western, as the case may be, and the Agent ("Blocked Account Letters") or (y) that
                                           -----------------------
          are located in the state of California; provided that if Western shall
                                                  --------
          cease to maintain its chief executive office in the State of California, the Borrower and Western shall not maintain any Blocked Account with any bank located in the State of California."

          SECTION 3.  Waiver and Consent.  Solely for purposes of effectuating
                      ------------------
the transactions described in the Preliminary Statements, the Required Lenders hereby consent to the following actions and waive any provisions of the Credit Agreement that may be applicable to the extent such actions, by themselves, would otherwise create or result in the existence of a Default or an Event of Default thereunder:

          (a) Specialty may amend its charter to read as set forth in Exhibit A and take all actions reasonably contemplated by such amendment;

          (b) the Borrower may amend its charter to read as set forth in Exhibit B and take all actions reasonably contemplated by such amendment; and

          (c) the Borrower may enter into a letter agreement with SC Holdings LLC in the form of Exhibit C and take all actions reasonably contemplated by such letter agreement.

          SECTION 4.  Conditions of Effectiveness.  Sections 1, 2 and 3 of this
                      ---------------------------
Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by the Guarantors and each other Loan Party and the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent
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                                       5

and in sufficient copies for each Lender, in form and substance satisfactory to the Required Lenders and in sufficient copies for each Lender:

          (a) Certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and the matters contemplated hereby and thereby and (B) the Guarantor and each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, and the Consent and the matters contemplated hereby and thereby.

          (b) A certificate of the Secretary or an Assistant Secretary of the Borrower, the Guarantors and each other Loan Party certifying the names and true signatures of the officers of the Borrower, and the Guarantors and such other Loan Party authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder.

          (c) Counterparts of the Consent appended hereto (the "Consent"),
                                                                -------
     executed by the Guarantors and each of the Loan Parties (other than the Borrower).

          (d) A certificate signed by a duly authorized officer of the Borrower and each other Loan Party stating that:

               (i) The representations and warranties contained in Section 5 are correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and

               (ii) No event has occurred and is continuing that constitutes a Default.

          The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 5.  Representations and Warranties of the Borrower.  The
                      ----------------------------------------------
Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of
     1970), rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party, other than the filing of charter amendments.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

          (e) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries (including, without limitation, any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (i) could have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

          SECTION 6.  Reference to and Effect on the Loan Documents.  (a)  On
                      ---------------------------------------------
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 7.  Costs, Expenses and Taxes.  The Borrower agrees to pay on
                      -------------------------
demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

          SECTION 8.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 9.  Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    SC CORPORATION


                                    By
                                       ----------------------------
                                       Title:


                                    BANQUE NATIONAL DE PARIS, NEW
                                     YORK BRANCH
                                    as Agent and as Lender


                                    By
                                       ----------------------------
                                       Title:



                                    By
                                       ----------------------------
                                       Title:

                                    CONSENT



                                    Dated as of _______________, 19__


          The undersigned, Royal Advertising and Marketing, Inc., a Massachusetts corporation and SC Publishing, Inc. (formerly known as Western Schools, Inc.), a California corporation, as Guarantors under the Guaranty and as the Parties to the Security Agreement, in each case, dated November 23, 1994 (the "Guaranty" and the "Security Agreement") in favor of the Agent and, for its
      --------           ------------------
benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consent to such Amendment and hereby confirm and agree that (a) notwithstanding the effectiveness of such Amendment, the Guaranty and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty and the Security Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                    Royal Advertising & Marketing, Inc.


                                    By
                                       ----------------------------
                                       Title:


                                    SC Publishing, Inc.


                                    By
                                       ----------------------------
                                       Title:

                                    CONSENT

                                    Dated as of _______________, 19__


          The undersigned, Specialty Catalog Corp., a Delaware corporation and SC Holdings L.L.C., a limited liability company organized under the laws of the State of Delaware, as Pledgor under the Pledge Agreement dated November 30, 1994 (the "Pledge Agreement") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consent to such Amendment and hereby confirm and agree that (a) notwithstanding the effectiveness of such Amendment, the Pledge Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Pledge Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and
(b) the Collateral Documents to which such Pledgor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                    Specialty Catalog Corp.


                                    By
                                       ----------------------------
                                       Title:


                                    SC Holdings L.L.C.


                                    By
                                       ----------------------------
                                       Title:

                                    CONSENT



                                    Dated as of _______________, 19__


          The undersigned, Specialty Catalog Corp., a Delaware corporation and SC Holdings L.L.C., a limited liability company organized under the laws of the State of Delaware, as Guarantor under the Guaranty dated November 30, 1994 (the "Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consent to such Amendment and hereby confirm and agree that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                    Specialty Catalog Corp.


                                    By
                                       ----------------------------
                                       Title:


                                    SC Holdings L.L.C.


                                    By
                                       ----------------------------
                                       Title: